Filed Pursuant to Rule 497(e)
File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated March 21, 2017
to
Prospectus Dated December 22, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated December 22, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

Management

This supplement supplements and amends the first table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the fourth row of such table with the following:

Name	Age	Position	Trustee Since
Todd C. Builione	42	Trustee	2017

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Interested Trustees” by replacing the third and fourth paragraphs of such section with the following:

Todd C. Builione serves as a trustee on our Board. Mr. Builione joined KKR & Co. (“KKR”) in 2013 and is a Member of KKR and President of KKR Credit Advisors (US) LLC. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR, Mr. Builione spent nine years at Highbridge Capital Management, serving as President of the firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Mr. Builione was selected as a director because of his prior experience and familiarity with the markets we primarily target to invest in. Equally significant is his knowledge and prior experience in the management of large businesses in the areas we operate in, and portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership.

This supplement supplements and amends the second table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the fourth row of such table with the following:

Name and Age of Trustee	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Todd C. Builione, 42	Trustee	Appointed March 2017	President of KKR Credit Advisors (US) LLC, September 2013–present; member of Global Risk Committee, September 2013–present; President of Highbridge Capital Management, March 2005–September 2013	Director, Marshall Wace

 This supplement supplements and amends the third table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing third row of such table with the following:

Name of Trustee	Dollar Range of Equity Securities Owned in Company
Todd C. Builione	None

This supplement supplements and amends the table in the section of the Prospectus entitled “Management—Board of Trustees—Compensation of Trustees” by replacing the fourth row of such table with the following:

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Todd C. Builione	—	—	—	—	—	—	—

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Investment Advisors and Executive Officers” by replacing the first sentence of the second paragraph of such section with the following:

Messrs. Sittema and Builione, our two interested trustees, are among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees—Investment Advisors and Executive Officers” by replacing the ninth paragraph of such section with the following:

Todd C. Builione is also a trustee on our board of trustees and his biographical information is included in the prospectus under “Management—Board of Trustees—Interested Trustees.”

Control Persons and Principal Shareholders

This supplement supplements and amends the table in the section of the Prospectus entitled “Control Persons and Principal Shareholders” by replacing the seventh row of such table with the following:

Name	Number	Percentage of current ownership	Percentage assuming maximum amount is purchased
Todd C. Builione	0	—	—

Fees and Expenses

The “Fees and Expenses” section of the Prospectus is amended by replacing the fifth and sixth sentences, respectively, of footnote 3 with the following:

CNL and KKR have waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raised before June 30, 2017. The waiver of organization and offering expense reimbursement does not reduce the amount of organization and offering expenses incurred by CNL and KKR that are eligible for reimbursement in future periods based on subsequent gross capital raised by the Company after June 30, 2017.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” section of the Prospectus is amended by replacing the second sentence of the third paragraph with the following:

The Advisors waived the reimbursement of organization and offering expenses in connection with the Company’s gross capital raised before June 30, 2017.